united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 2/29

Date of reporting period: 2/29/16

Item 1. Reports to Stockholders.

WOA All Asset I

Class I shares: WOAIX

Annual Report

February 29, 2016

1-855-754-7935

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders:

The WOA All Asset I (WOAIX) Fund “the Fund”, is a global dynamic asset allocation strategy managed by WaterOak Advisors (WOA). The Fund is utilized exclusively for private clients of WOA. The strategy makes tactical investment decisions among four broad asset classes (global equities, global fixed income, commodities and currencies/cash). As well, the strategy makes tactical decisions among specific countries and regions within the global equity and global fixed income buckets, implemented with liquid and low cost exchange traded funds (ETF’s). The strategy is based on a quantitative model that incorporates three broad measures; liquidity, value and momentum. Additionally, the strategy is unconstrained and has the potential to add value in a variety of different market environments.

WOA believes that the WOA All Asset Fund is a distinct strategy that is most efficiently delivered to our private clients via a pooled vehicle such as WOAIX. It would potentially be cost prohibitive to try to deliver a tactical allocation strategy of this kind within each and every one of our client accounts. It is the opinion of WOA that the firm’s core managed portfolios consisting of stocks, bonds and alternatives are significantly enhanced by the tactical overlay the Fund provides, affording a client the ability to hold more risk assets during a rising market and less during a declining market.

Operationally, WOAIX represents a portion of virtually every managed portfolio in WOA’s wealth management practice, with varying percentages in each portfolio based on the respective risk level of each individual client. WOAIX was designed for WOA’s private clients and any outside advisors/investors must be approved to use the Fund. Institutional third party research, coupled with WOA’s in house investment expertise, has afforded our clients the ability to have access to a form of active management that they would otherwise be unable to access, with efficient implementation via the pooled WOAIX vehicle. Due to the fact that we waive our wealth advisory fee on any assets allocated to the Fund, the structure allows our clients to receive active management with very attractive all in fees. WOAIX was made available to clients of WOA via custodians TD Ameritrade, Fidelity Investments and Charles Schwab. The Fund has operated efficiently, both internally and externally, since the Fund’s inception.

	Pre-Strategy Change	Post-Strategy Change		Since Inception**
	04/25/12 – 08/31/13	09/01/13 – 02/29/16	03/01/15 – 02/29/16	4/25/12 – 2/29/16
WOAIX	1.18%	1.04%	-10.06%	1.09%
CPI + 3%*	3.49%
MSCI World (ACWI)*		2.78%	-12.32%	5.87%

*Note: The benchmark changed on 09/01/13 (date of strategy change) to the MSCI ACWI NR. Benchmark for prior strategy was CPI + 3%.

** From inception of the Fund in April 25, 2012 to August 31, 2013, WOAIX employed a long-only strategy that involved risk budgeting or risk parity. The benchmark was CPI+3% during this time frame. Effective September 2013, WOAIX transitioned to the new strategy, which is a global tactical allocation strategy. The benchmark changed to MSCI ACWI as a result. The “Since Inception” performance information, consolidating the prior strategy and current strategy, is required to be shown. That said, the ACWI (World Stocks) is not reflective of any performance periods prior to 08/31/13 and therefore the all in figure is not reflective of an accurate benchmark since inception.

5233-NLD-04/20/2016

1

Since September of 2013, the Fund’s primary benchmark has been the MSCI All Country World Stock Index (ACWI). Broadly speaking, the ACWI index consists of approximately half U.S. stocks and half international stocks. The All Asset Strategy generally has an international bias and tends to outperform when U.S. stocks do poorly relative to international stocks, when the U.S. Dollar depreciates relative to other currencies and/or during a protracted bear market in stocks. Conversely, the strategy may lag during periods where the opposite occurs. Most importantly, the fund is tactical in its allocation decisions and has the best opportunity to outperform during stress periods in the market.

The Fund outpaced the benchmark by 2.26% during the fiscal year. We attribute this outperformance to the tactical nature of the Fund, which had a turnover ratio of 176% for the period. The approximate average allocation per asset class was 76% to global equities and 24% to global bonds. Within the equity allocation, on average, 34% was allocated to international equity, 30% to North American equity, 5% to Australasia, and 5% to emerging markets. In August, the Fund was down -5.17% versus the ACWI which was down -6.86%. In January of 2016, the Fund outperformed the ACWI by 3.06%, mounting a return of -2.97% versus a -6.03% for the benchmark. In both periods the outperformance can be attributed to the Fund reducing risk and allocations to global bonds during both of those periods. The Fund gave up some ground during some of the months where the market appreciated, since the Fund was not fully allocated to risk assets during most of the period. That said, the add value from avoiding some of the stress periods helped the Fund exceed the benchmark for the period.

The WOA All Asset strategy is not a traditional long only strategy and therefore long-only benchmarks typically fall short of measuring true value for our shareholders. A tactical strategy like this does not have a traditional benchmark. Due to the fact we use this strategy to replace long-only equity exposure in client portfolios, the ACWI index tends to be the most relevant index we can use to measure success.

Thank you for being a shareholder of the WOA All Asset Fund.

Sincerely,

WaterOak Advisors

5233-NLD-04/20/2016

2

Long only: The purchase of a security such as a stock, commodity, or currency, with the expectation that the asset will appreciate in value.

CPI + 3%: Consumer Price Index + 3%: The CPI is an index that measures changes in the cost of a set of goods and services, typically housing, electricity, food, & transportation. 3% (annualized) is added to the CPI number and the result was used as the benchmark to measure WOAIX against.

MSCI All Country World Stock Index (ACWI): MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 21 Emerging Markets (EM) countries*. With 2,433 constituents, the index covers approximately 85% of the global investable equity opportunity set.

* from msci.com

Risk Budgeting / Risk Parity: The process of identifying, quantifying, & distributing risk throughout a portfolio’s asset classes. Risk parity focuses on the allocation of risk evenly among asset classes, with the goal to realize the same level of returns while taking less risk, or to realize better returns taking on the same level of risk than a traditional asset allocation strategy.

5233-NLD-04/20/2016

3

WOA All Asset I
PORTFOLIO REVIEW (Unaudited)
February 29, 2016

The Portfolio's performance figures* for the periods ended February 29, 2016, as compared to its benchmark:

		Annualized	Inception** -
	One Year	Three Year	February 29, 2016
WOA All Asset I Fund - Class I	(10.06)%	0.17%	1.09%
MSCI All Country World Index Net (USD)	(12.32)%	3.67%	5.87%
* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.63% for Class I shares per the June 29, 2015 prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-754-7935.
** Inception date is April 24, 2012.

The MSCI All Country World Index Net (USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indexes comprising 23 developed and 21 emerging market country indexes.

Comparison of the Change in Value of a $10,000 Investment

The Fund's Top Asset Classes are as follows:

Holdings by Asset Class	% of Net Assets
Equity Funds - ETFs	80.2%
Debt Funds - ETFs	8.8%
Exchange Traded Note	5.0%
Mutual Fund - Debt Fund	3.7%
Money Market Fund	2.4%
Other, Cash & Cash Equivalents	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund's holdings.

4

WOA All Asset I
PORTFOLIO OF INVESTMENTS
February 29, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 89.0%
	DEBT FUNDS - 8.8%
33,160	iShares 7-10 Year Treasury Bond ETF	$ 3,666,170
130,948	Vanguard Total International Bond ETF	7,096,072
		10,762,242
	EQUITY FUNDS - 80.2%
316,150	iShares Latin America 40 ETF	6,591,728
45,575	iShares MSCI Australia ETF	787,536
116,500	iShares MSCI Canada ETF	2,519,895
310,875	iShares MSCI France ETF	7,056,862
331,150	iShares MSCI Germany ETF	7,742,287
669,202	iShares MSCI Italy Capped ETF	7,548,599
280,325	iShares MSCI Japan ETF	3,052,739
344,530	iShares MSCI Netherlands ETF	7,834,612
22,800	iShares MSCI New Zealand Capped ETF	823,536
244,043	iShares MSCI Spain Capped ETF	6,110,837
147,732	iShares MSCI Sweden ETF	4,053,766
27,550	iShares MSCI Switzerland Capped ETF	780,491
52,775	iShares MSCI United Kingdom ETF	785,292
95,225	SPDR S&P Emerging Asia Pacific ETF	6,435,306
139,445	Vanguard S&P 500 ETF	24,734,754
103,983	Vanguard Small-Cap ETF	10,721,687
		97,579,927

	TOTAL EXCHANGE TRADED FUNDS (Cost $114,544,454)	108,342,169

	EXCHANGE TRADED NOTE - 5.0%
	COMMODITY - 5.0%
292,600	iPath Bloomberg Commodity Index Total Return ETN (Cost $6,036,051)	6,045,116

	MUTUAL FUND - 3.7%
	DEBT FUND - 3.7%
137,766	Vanguard Total International Bond Index Fund (Cost $4,344,377)	4,469,185

	SHORT-TERM INVESTMENT - 2.4%
	MONEY MARKET FUND - 2.4%
2,938,779	Fidelity Institutional Money Market Fund - Government Portfolio, to yield 0.01% +	2,938,779
	(Cost $2,938,779)

	TOTAL INVESTMENTS - 100.1% (Cost $127,863,661) (a)	$ 121,795,249
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(88,573)
	NET ASSETS - 100.0%	$ 121,706,676

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $129,968,525 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 750,712
	Unrealized depreciation:	(8,923,988)
	Net unrealized depreciation:	$ (8,173,276)
+ Money market fund; interest rate reflects seven-day effective yield on February 29, 2016.

See accompanying notes to financial statements.

5

WOA All Asset 1
STATEMENT OF ASSETS AND LIABILITIES
February 29, 2016

ASSETS
Investment in securities at value (identified cost $127,863,661)	$ 121,795,249
Receivable for fund shares sold	83,485
Dividends and interest receivable	4,822
Prepaid expenses and other assets	19,797
TOTAL ASSETS	121,903,353

LIABILITIES
Investment advisory fees payable	94,559
Payable for Fund shares repurchased	56,000
Distribution (12b-1) fees payable	3,034
Payable to related parties	12,787
Accrued expenses and other liabilities	30,297
TOTAL LIABILITIES	196,677
NET ASSETS	$ 121,706,676

Net Assets Consist Of:
Paid in capital	$ 131,259,230
Undistributed net investment loss	(112,950)
Accumulated net realized loss from security transactions	(3,371,192)
Net unrealized depreciation of investments	(6,068,412)
NET ASSETS	$ 121,706,676

Net Asset Value Per Share:
Class I Shares:
Net Assets	$ 121,706,676
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	12,581,032
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.67

See accompanying notes to financial statements.

6

WOA All Asset 1
STATEMENT OF OPERATIONS
For the Year Ended February 29, 2016

INVESTMENT INCOME
Dividends	$ 2,543,033
Interest	250
TOTAL INVESTMENT INCOME	2,543,283

EXPENSES
Investment advisory fees	1,233,254
Distribution (12b-1) fees:
Class I	36,998
Administrative services fees	102,044
Accounting services fees	34,805
Transfer agent fees	27,124
Legal fees	25,306
Custodian fees	18,272
Compliance officer fees	18,104
Audit fees	15,043
Printing and postage expenses	11,968
Trustees fees and expenses	10,434
Insurance expense	10,084
Registration fees	8,335
Non 12b-1 shareholder servicing	4,019
Other expenses	4,488
TOTAL EXPENSES	1,560,278

NET INVESTMENT INCOME	983,005

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from:
Net realized loss from security transactions	(2,687,872)
Distributions of realized gains from underlying investment companies	154,854
(2,533,018)

Net change in unrealized appreciation (depreciation) on Investments	(11,443,486)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(13,976,504)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (12,993,499)

See accompanying notes to financial statements.

7

WOA All Asset 1
STATEMENTS OF CHANGES IN NET ASSETS

	For The	For The
	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
FROM OPERATIONS
Net investment income	$ 983,005	$ 1,456,781
Net realized gain (loss) from security and foreign currency transactions	(2,687,872)	348,974
Distributions of realized gains from underlying investment companies	154,854	349,528
Net change in unrealized (appreciation) depreciation
of investments and foreign currency transactions	(11,443,486)	(1,048,515)
Net increase (decrease) in net assets resulting from operations	(12,993,499)	1,106,768

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class I	-	(2,628,743)
From net investment income:
Class I	(1,046,465)	(2,137,143)
Net decrease in net assets resulting from distributions to shareholders	(1,046,465)	(4,765,886)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	35,199,392	70,804,312
Net asset value of shares issued in reinvestment of distributions:
Class I	122,329	656,444
Payments for shares redeemed:
Class I	(19,941,566)	(43,185,847)
Net increase in net assets resulting from shares of beneficial interest	15,380,155	28,274,909

TOTAL INCREASE IN NET ASSETS	1,340,191	24,615,791

NET ASSETS
Beginning of Year	120,366,485	95,750,694
End of Year*	$ 121,706,676	$ 120,366,485
*Includes undistributed net investment loss of:	$ (112,950)	$ (49,490)

SHARE ACTIVITY
Class I:
Shares sold	3,399,668	6,409,415
Shares reinvested	11,981	61,929
Shares redeemed	(1,936,580)	(4,032,416)
Net increase in shares of beneficial interest outstanding	1,475,069	2,438,928

See accompanying notes to financial statements.

8

WOA All Asset 1
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For The Year Ended February 29, 2016	For The Year Ended February 28, 2015	For The Year Ended February 28, 2014	For The Period Ended February 28, 2013(1)
Net asset value, beginning of Year	$ 10.84	$ 11.05	$ 10.30	$ 10.00

Activity from investment operations:
Net investment income (2)(7)	0.08	0.13	0.06	0.06
Net realized and unrealized
gain (loss) on investments	(1.17)	0.08	0.92	0.31
Total from investment operations	(1.09)	0.21	0.98	0.37

Less distributions from:
Net investment income	(0.08)	(0.19)	(0.11)	(0.07)
Net realized gains	-	(0.23)	(0.12)	-
Total distributions	(0.08)	(0.42)	(0.23)	(0.07)

Net asset value, end of Year	$ 9.67	$ 10.84	$ 11.05	$ 10.30

Total return (3)	(10.06)%	1.95%	9.63%	3.72%	(5)

Net assets, at end of Year (000s)	$ 121,707	$ 120,366	$ 95,751	$ 89,170

Ratio of gross expenses to average
net assets (6)	1.27%	1.26%	1.36%	1.44%	(4)
Ratio of net expenses to average
net assets (6)	1.27%	1.26%	1.36%	1.44%	(4)
Ratio of net investment income
to average net assets (6)(7)	0.80%	1.20%	0.57%	0.68%	(4)

Portfolio Turnover Rate	176%	339%	230%	17%	(5)

(1)	The WOA All Asset 1 shares commenced operations on April 24, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

9

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

1.	ORGANIZATION

The WOA All Asset I Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Fund seeks maximum total returns, which consists of capital appreciation and current income. The Fund commenced operations on April 24, 2012.

The Fund currently offers one class of shares, the Class I shares. Class I shares are offered at net asset value without an initial sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

10

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2016

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset values. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the

11

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2016

liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 29, 2016 for the Fund’s assets and liabilities measured at fair value:

WOA All Asset I
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 108,342,169	$ -	$ -	$ 108,342,169
Exchange Traded Note	6,045,116	-	-	6,045,116
Money Market Fund	2,938,779	-	-	2,938,779
Mutual Fund	4,469,185	-	-	4,469,185
Total	$ 121,795,249	$ -	$ -	$ 121,795,249

There were no transfers in to or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

12

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2016

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2013 - 2015 tax returns or expected to be taken in the Fund’s 2016 tax returns. The Fund has identified its major tax jurisdictions as U.S. Federal and Nebraska, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common

13

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2016

stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended February 29, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $225,254,424 and $214,187,296, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Water Oak Advisors, LLC (the “Fund Manager”) serves as the Funds’ Investment Adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets. For the year ended February 29, 2016, the Fund incurred $1,233,254 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until June 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection

14

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2016

with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50%.

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and any Funds operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund's operating expenses to exceed the respective expense limitation. If any Fund's operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).The Board may terminate this expense reimbursement arrangement at any time.

As of February 29, 2016, there were no previously waived fees or reimbursed expenses available for recapture.

Distributor- The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares. Currently, the Fund’s Class I shares annual rate is calculated at 0.03% of the average daily net assets. The Fund will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended February 29, 2016, the Fund incurred distribution fees of $36,998 for Class I shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agent services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

15

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2016

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

As of February 29, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss on investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $112,950.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $73,167.

At February 29, 2016, the Fund had a capital loss carryforward for federal income tax purposes available to offset future capital gains as follows:

16

WOA All Asset I

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2016

6.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”.  Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2.  ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods.  Early application is permitted.  Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust II and

Shareholders of

WOA All Asset I

We have audited the accompanying statement of assets and liabilities of WOA All Asset I, a series of Northern Lights Fund Trust II (the “Trust”), including the portfolio of investments, as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period April 24, 2012 (commencement of operations) through February 28, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WOA All Asset I as of February 29, 2016, and the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 24, 2012 through February 28, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

April 25, 2016

18

WOA All Asset I

EXPENSE EXAMPLES (Unaudited)

February 29, 2016

As a shareholder of WOA All Asset I, you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2015 through February 29, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During Period* 9/1/15– 2/29/16	Expense Ratio During Period** 9/1/15– 2/29/16
Actual - Class I	$1,000.00	$949.40	$6.16	1.27%
	Beginning Account Value 9/1/15	Ending Account Value 2/29/16	Expenses Paid During Period* 9/1/15– 2/29/16	Expense Ratio During Period** 9/1/15– 2/29/16
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,018.55	$6.37	1.27%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

** Annualized.

19

WOA All Asset I

SUPPLEMENTAL INFORMATION

February 29, 2016 (Unaudited)

Factors Considered by the Trustees in approval of THE RENEWAL OF the INVESTMENT ADVISORY Agreement

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 26-27, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of WOA All Asset I (“WOA All Asset”) and Water Oak Advisors, LLC (“Water Oak”) (the “WOA Advisory Agreement”).

Based on their evaluation of the information provided by Water Oak, in conjunction with the WOA All Asset’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the WOA Advisory Agreement with respect to WOA All Asset.

In advance of the Meeting, the Board requested and received materials to assist them in considering the WOA Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the WOA Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the WOA Advisory Agreement and comparative information relating to the advisory fee and other expenses of WOA All Asset. The materials also included due diligence materials relating to Water Oak Advisors (including due diligence questionnaires completed by Water Oak, select financial information of Water Oak, bibliographic information regarding Water Oak Advisors’ key management and investment advisory personnel, and comparative fee information relating to WOA All Asset) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the WOA Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the WOA Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the WOA Advisory Agreement. In considering the renewal of the WOA Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Water Oak related to the proposed renewal of the WOA Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed, and a review of the professional personnel performing services for Water Oak, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of its research capabilities, the quality of Water Oak’s compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Water Oak with respect to a series of important questions, including: whether Water Oak was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of WOA All Asset; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with WOA All Asset’s investment limitations, discussed compliance procedures with the Fund’s CCO and noted that the CCO of Water Oak would periodically review the portfolio managers’ performance of their duties to ensure

20

WOA All Asset I

SUPPLEMENTAL INFORMATION

February 29, 2016 (Unaudited) (Continued)

compliance under Water Oak’s compliance program. The Board then reviewed the capitalization of Water Oak based on financial information provided by and representations made by Water Oak and concluded that Water Oak was sufficiently well-capitalized, or its principals had the ability to make additional contributions in order to meet its obligations to WOA All Asset. The Board concluded that Water Oak has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the WOA Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Water Oak to WOA All Asset were satisfactory.

Performance.  The Board reviewed the performance of WOA All Asset as compared to its peer group, Morningstar category and benchmark for the one year and three year periods as presented in the Morningstar Report noting that WOA All Asset outperformed its peer group, Morningstar and benchmark for the one year period and underperformed these categories for the three year period, and noting further, however, that WOA All Asset had changed investment strategies and its benchmark on September 1, 2013. While noting that the new strategy underperformed the new benchmark for the three year period ended December 31, 2015, the Board concluded that recent performance was acceptable and that the new strategy should benefit the Fund and its shareholders in the long-term.

Fees and Expenses. As to the costs of the services to be provided by Water Oak, the Board discussed the comparison of advisory fees and total operating expense data as presented in the Morningstar Report and reviewed WOA All Asset’s advisory and overall expenses compared to a peer group comprised of funds constructed by Morningstar with similar investment objectives and strategies. The Board noted that the advisory fee for the Fund of 1% was similar to its Morningstar category median of 0.99% for the tactical allocation category. The Board reviewed the contractual expense limitation arrangements for WOA All Asset, and noted Water Oak’s commitment to waive or limit its advisory fee and/or reimburse expenses at least until June 30, 2017 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.50% of WOA All Asset’s average net assets and found such arrangements to be in line with its peers. The Board concluded that based on Water Oak’s experience, expertise and services to WOA All Asset, the advisory fee charged by Water Oak and the expense caps in place were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Water Oak with respect to WOA All Asset based on profitability reports and analyses reviewed by the Board and the selected financial information of Water Oak provided by Water Oak. After review and discussion, the Board concluded that based on the services provided by Water Oak and the projected growth of WOA All Asset, the fees were reasonable and that anticipated profits from Water Oak’s relationship with WOA All Asset were not excessive.

Economies of Scale. As to the extent to which WOA All Asset will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of its shareholders, the Board discussed the current size of WOA All Asset, Water Oak’s expectations for growth of WOA All Asset, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the WOA Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Water Oak as the Trustees believed to be reasonably necessary to evaluate the terms of the WOA Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the WOA Advisory Agreement, (a) the terms of the WOA Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the WOA Advisory Agreement is in the best interests of WOA All Asset and its shareholders. In considering

21

WOA All Asset I

SUPPLEMENTAL INFORMATION

February 29, 2016 (Unaudited) (Continued)

the renewal of the WOA Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the WOA Advisory Agreement was in the best interest of WOA All Asset and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the WOA Advisory Agreement.

22

WOA All Asset I

SUPPLEMENTAL INFORMATION (Unaudited)

February 29, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm)	35	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	33	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	33	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	33	Orizon Investment Counsel (financial services company) Board Member

23

WOA All Asset I

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

February 29, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC;	33	NONE
24

WOA All Asset I

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

February 29, 2016

Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7935.

25

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

26

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

27

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7935 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7935.

INVESTMENT ADVISOR

Water Oak Advisors, LLC

450 S. Orange Avenue, 4th Floor

Orlando, Florida 32801

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $12,500

2015 - $12,500

(b)	Audit-Related Fees

2016 - None

2015 - None

(c)	Tax Fees

2016 – $ 2,500

2015 – $ 2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $ 2,500

2015 - $ 2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/09/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/09/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/ Treasurer

Date 5/09/16